SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliestevent reported):

                                February 22, 2002
                                -----------------


                                 INDIGINET, INC.
                                 ---------------
             (Exact name of registrant as specified in this charter)



     Florida                        000-29191                  95-0972865
     -------                         ---------                -----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation                    File Number)           Identification No.)




                74 478 Highway 11 Suite 372 Palm Desert, CA 92260
                -------------------------------------------------
              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (760) 423-0282

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Item 1. Changes in control of registrant.

         Not Applicable.

Item 2. Acquisition or disposition of assets.

         Not Applicable.

Item 3. Bankruptcy or receivership.

         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

     Effective February 20, 2002, the Registrant replaced Larry Wolfe CPA as its certified public accountant. Immediately thereafter, the Company's Board of Directors recommended and approved the retention of Stark Winter Schenkein & Co., LLP as the Company's new certified public accountants. The formal principal account's statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Item 5. Other events.

         Not Applicable.

Item 6. Resignation of registrant's directors.

         Not applicable.

Item 7.  Financial Statement and Exhibits.

     (a) Letter from Registrant's former certifying accountant confirming the statements in Item 4 above.


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Item 8.  Change in Fiscal Year

         Not applicable.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 Indiginet, Inc.
                                                                 ---------------
                                                                    (Registrant)



                                                            By: /s/Jeffrey Black
                                                           ---------------------
                                                        Jeffrey Black, Secretary


Dated: February 22, 2002


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